FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
FINANCIAL RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT

We are exposed to a variety of financial risks as a result of our operations, including market risk (which includes price risk, currency risk and interest rate risk), credit risk and liquidity risk. Our overall risk management strategy seeks to reduce potential adverse effects on our financial performance. Risk management is carried out under policies approved by our Board of Directors.
We may, from time to time, use foreign exchange contracts, commodity price contracts, equity hedges and interest rate swaps to manage our exposure to fluctuations in foreign currency, metal and energy prices, marketable security values and interest rates. We do not have a practice of trading derivatives. Our use of derivatives is limited to specific programs to manage fluctuations in foreign exchange, diesel prices and marketable securities risks, which are subject to the oversight of our Board of Directors.
The risks associated with our financial instruments, and the policies on how we mitigate those risks are set out below. This is not intended to be a comprehensive discussion of all risks.
a)Market Risk
This is the risk that the fair values of financial instruments will fluctuate owing to changes in market prices. The significant market risks to which we are exposed are price risk, currency risk and interest rate risk.
(i)  Price Risk
This is the risk that the fair values or future cash flows of our financial instruments will fluctuate because of changes in market prices. Income from mine operations in the next year depends on the metal prices for gold and silver and also prices of input commodities such as diesel. These prices are affected by numerous factors that are outside of our control, such as:

▪	global or regional consumption patterns;

▪	the supply of, and demand for, these commodities;

▪	speculative activities;

▪	the availability and costs of substitutes;

▪	inflation; and

▪	political and economic conditions, including interest rates and currency values.
The principal financial instruments that we hold which are impacted by commodity prices are our silver concentrate trade receivables. The majority of our sales agreements are subject to pricing terms that settle within one to three months after delivery of concentrate, and this adjustment period represents our trade receivable exposure to variations in commodity prices.
We have not hedged the price of any precious metal as part of our overall corporate strategy.
We hedge a portion of our diesel consumption with the objective of securing future costs. We executed swap and option contracts under a risk management policy approved by our Board of Directors. In addition, due to the ice road supply at the Seabee Gold Operation, we purchase annual consumable supplies in advance at prices which are generally fixed at time of purchase, not during period of use.
A 10% increase or decrease in the silver prices as at December 31, 2017, with all other variables held constant, would have resulted in a $987,000 (December 31, 2016 - $2,918,000) increase or decrease to our trade receivables and after-tax net income.

As we do not have trade receivables for gold sales, movements in gold prices will not impact the value of any financial instruments.

23.	FINANCIAL RISK MANAGEMENT (Continued)

The costs relating to our production activities vary depending on market prices on mining consumables including diesel fuel and electricity.
During 2017, under our risk management policy we have used swaps and options to manage a portion of our cost of diesel. Our instruments are based on the ultra low sulphur Gulf Coast diesel index for diesel consumed at the Marigold mine. As at December 31, 2017, the spot price of diesel was $1.98/gallon and we have hedged the following future anticipated usage at the Marigold mine:

	2018	2019
Gallons hedged (in thousands)	3,276	252
Estimated usage	32.1%	2.5%
Floor price ($/gallon)	1.32	1.26
Cap price ($/gallon)	1.90	1.90

For the year ended December 31, 2017, we had a mark-to-market gain of $117,000 (2016 - $688,000) on outstanding diesel fuel hedges recognized in other comprehensive income. As at December 31, 2017, the value of our outstanding diesel fuel hedges was $444,000 (December 31, 2016 - $177,000). As and when it is determined to be favourable, we may execute additional diesel fuel hedges under our risk management policy.
We hold certain investments in marketable securities which are measured at fair value, being the closing price of each equity investment at the balance sheet date. We are exposed to changes in share prices which would result in gains and losses being recognized in OCI. A 10% change in prices would have a $9,861,000 impact on total comprehensive income at December 31, 2017 (December 31, 2016 - $12,958,000). We did not hedge any securities in 2017 or 2016.

(ii)  Currency Risk

Currency risk is the risk that the fair values or future cash flows of our financial instruments and other assets and liabilities will fluctuate because of changes in foreign currency rates. Our financial instruments are exposed to currency risk where those instruments are denominated in currencies that are not the same as the functional currency of the entity that holds them; exchange gains and losses in these situations impact earnings.
The following are the most significant areas of exposure to currency risk, shown in thousands of U.S. dollars:

	December 31, 2017
	Canadian dollar	Argentine peso
Cash	5,342	17,223
Value added tax receivable	206	12,242
Other financial assets	200	884
Trade and other payables (excluding VAT and income taxes)	(17,017)	(5,021)
Provisions	—	(47,287)
Total	(11,269)	(21,959)

23.	FINANCIAL RISK MANAGEMENT (Continued)

	December 31, 2016
	Canadian dollar	Argentine peso
Cash	15,325	11,858
Value added tax receivable	398	17,826
Other financial assets	—	1,184
Trade and other payables (excluding income taxes)	(17,084)	(16,474)
Provisions	—	(7,329)
Total	(1,361)	7,065

We monitor and manage this risk with the objective of ensuring our company-wide exposure to negative fluctuations in currencies against the U.S. dollar is managed.

Over the course of 2017, ARS continued to devalue by approximately 17% compared to 22% in 2016. Following our entry into the moratorium in Argentina, our U.S. dollar export duty provision was converted into an Argentine peso liability (note 13). Correspondingly, we now have a net Argentine peso liability position which has resulted in foreign exchange gains as a result of the devaluation of the Argentine peso.

The Canadian dollar was relatively stable through most of 2017, ending the year having appreciated by 7% (2016 - 3%) and closing at 0.8000 U.S. dollar per $1 Canadian dollar . This has benefited the value of our marketable securities and our Canadian dollar cash, while having a marginally negative impact on our Canadian operating costs and liabilities in U.S. dollar terms.

The acquisition of the Seabee Gold Operation in 2016 materially increased our exposure to Canadian dollar operating and capital costs. Under our risk management policy, we have entered into options to manage this exposure. As at December 31, 2017, we had the following hedge positions outstanding:

	2018	2019
Notional amount (in thousands of Canadian dollars)	23,000	8,000
Estimated usage	31.0%	11.3%
Floor level ($1 Canadian dollars per U.S )	0.7835	0.8000
Cap level ($1 Canadian dollars per U.S.)	0.7372	0.7625

For the year ended December 31, 2017, we had a mark-to-market gain of $412,000 (2016 - $22,000) on outstanding hedges recognized in other comprehensive income. As at December 31, 2017, the value of our outstanding foreign exchange hedges was $843,000 (December 31, 2016 - $45,000).

A 10% increase or decrease in the U.S. dollar exchange rate, as at December 31, 2017 and December 31, 2016, on financial assets and liabilities denominated in the following currencies, with all other variables held constant, would have resulted in the following impact to our total comprehensive income for the years ended December 31, 2017 and December 31, 2016, respectively:

Years ended December 31	2017	2016
	$	$
Canadian dollar	701	101
Argentine peso	1,460	476

23.	FINANCIAL RISK MANAGEMENT (Continued)
(iii)  Interest Rate Risk
Interest rate risk is the risk that the fair values or future cash flows of our financial instruments will fluctuate because of changes in market interest rates. Interest rate risk arises from the interest rate impact on our cash and cash equivalents and our moratorium liability because these are the only financial instruments we hold that are impacted by interest based on variable market interest rates. The Notes have a fixed interest rate and are not exposed to fluctuations in interest rates. A change in interest rates would impact the fair value of the Notes, but because we record the Notes at amortized cost, there would be no impact on our financial results. We monitor our exposure to interest rates closely and have not entered into any derivative contracts to manage our risk.

The resolution of the moratorium in Argentina in 2017 increased our exposure to this risk as the outstanding liability incurs interest based on variable rates with a floor of 1.5% per month. At the current time, we consider this rate of 1.5% to be unlikely to change in the near future.

As at December 31, 2017, the weighted average interest rate earned on our cash and cash equivalents was 0.97% (December 31, 2016 - 0.60%). With other variables unchanged, a 1% change in the annualized interest rate would impact after-tax net income by $2,368,000 (2016 - $1,538,000).

b)Credit Risk
Credit risk is the risk that a third party might fail to discharge its obligations under the terms of a financial contract. Our credit risk is limited to the following instruments:

(i) Credit risk related to financial institutions and cash deposits

Under our investment policy, investments are made only in highly-rated financial institutions and corporate and government securities. We diversify our holdings and consider the risk of loss associated with investments to be low.

(ii) Credit risk related to trade receivables

We are exposed to credit risk through our trade receivables on concentrate sales, which are principally with internationally-recognized counterparties. Payments of receivables are scheduled, routine and received within a contractually agreed time frame. We manage this risk by requiring provisional payments of at least 75% of the value of the concentrate shipped and through utilizing multiple counterparties.

23.	FINANCIAL RISK MANAGEMENT (Continued)

(iii) Credit risk related to other financial assets

Our credit risk with respect to other financial assets includes deferred consideration following the sales of various mineral properties. We have security related to these payments in the event of default.

We also have credit risk through our significant VAT receivables and Puna credits balance that is collectible from the government of Argentina. The balance is expected to be recoverable in full, however due to legislative rules and the complex collection process, a significant portion of the asset is classified as non-current until government approval of the recovery claim is approved.

Our maximum exposure to credit risk as at December 31, 2017 and December 31, 2016 was as follows:

	December 31, 2017	December 31, 2016
	$	$
Cash and cash equivalents	459,864	327,127
Value added tax receivable	13,755	19,993
Trade receivables and other assets	14,848	36,236
Other financial assets	22,399	14,116
	510,866	397,472

At December 31, 2017, no amounts were held as collateral except those discussed above related to other financial assets.

c)Liquidity Risk
Liquidity risk is the risk that we will not be able to meet our obligations under our financial instruments as they fall due. We manage our liquidity risk through a rigorous planning and budgeting process, which is reviewed and updated on a regular basis, to help determine the funding requirements to support our current operations, expansion and development plans, and by managing our capital structure as described in note 23(d). Our objective is to ensure that there are sufficient committed financial resources to meet our business requirements for a minimum of twelve months.
To supplement corporate liquidity, we have a Credit Facility (note 14(b)) of which we utilized $7,700,000 (December 31, 2016 - $7,600,000) to secure certain letters of credit.
In addition, we use surety bonds to support certain environmental bonding obligations. As at December 31, 2017, we had surety bonds totaling $61,186,000 outstanding (December 31, 2016 - $51,199,000).

23.	FINANCIAL RISK MANAGEMENT (Continued)

The following is a maturity profile of financial liabilities and moratorium commitments presenting undiscounted cash flows to the contractual maturity date:

	Payments due by period (as at December 31, 2017)					At December 31, 2016
	Less than one year	1 - 3 years	4-5 years	After 5 years	Total	Total
	$	$	$	$	$	$
Trade and other payables	52,590	—	—	—	52,590	60,253
Moratorium	9,085	36,952	—	—	46,037	67,130
Notes (i)	—	265,000	—	—	265,000	265,000
Interest on convertible notes (i)	7,619	11,428	—	—	19,047	26,666
Total contractual obligations	69,294	313,380	—	—	382,674	419,049

(i)
The Notes mature in 2033 but are redeemable in part or in full at the option of the holder on February 1 at each of 2020, 2023, and 2028, or upon fundamental corporate changes. They are also redeemable by us in part or in full on and after February 1, 2018 (note 14).

In our opinion, working capital at December 31, 2017 together with future cash flows from operations are sufficient to support our commitments through 2018.

d)Capital management
Our objectives when managing capital are:

▪	to safeguard our ability to continue as a going concern in order to develop and operate our current projects and pursue strategic growth initiatives; and

▪	to maintain a flexible capital structure which lowers the cost of capital.
In assessing our capital structure, we include in our assessment the components of shareholders’ equity and our Notes. In order to facilitate the management of capital requirements, we prepare annual expenditure budgets and continuously monitor and review actual and forecasted cash flows. The annual and updated budgets are monitored and approved by the Board of Directors.
To maintain or adjust the capital structure, we may, from time to time, issue new shares, issue new debt, repay debt or dispose of non-core assets. We expect our current capital resources will be sufficient to carry out our exploration plans and support operations through the current operating period.
As of December 31, 2017, we were in compliance with our externally-imposed financial covenants in relation to the Credit Facility (note 14(b)). Our Notes (note 14) do not contain any financial covenants.